UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 14(C)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 7, 2010

LEFT BEHIND GAMES INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation or organization)

000-50603 (SEC File Number)	91-0745418 (IRS Employer Identification Number)

25060 HANCOCK AVENUE

SUITE 103, BOX 110

MURRIETA, CA 92562

(Address of principal executive offices)

(951) 894-6597

(Registrant's telephone number, including area code)

Copies to:

The Sourlis Law Firm

Virginia K. Sourlis, Esq.

214 Broad Street

Red Bank, New Jersey 07701

(732) 530-9007

www.SourlisLaw.com

Check the appropriate box:

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Preliminary Information Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)

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Definitive Information Statement

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WE ARE NOT ASKING YOU FOR A PROXY

 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

LEFT BEHIND GAMES INC.

25060 HANCOCK AVENUE

SUITE 103, BOX 110

MURRIETA, CA 92562

NOTICE OF ACTION BY WRITTEN CONSENT

OF A

MAJORITY OF THE OUTSTANDING VOTING SECURITIES

TAKEN AS OF NOVEMBER 29, 2010

To the Shareholders of LEFT BEHIND GAMES INC.:

On November 23, 2010, Left Behind Games inc., a Washington corporation (the “Company”), filed a Preliminary Information Statement on  Schedule 14C with the U.S. Securities and Exchange Commission therein notifying its shareholders of record as of the close of business on November 23, 2010 (the “Record Date”) that the majority of shareholders signed a written consent on November 23, 2010 at the Company’s offices, to vote on the following proposal:

1.

To  reincorporate (the “Reincorporation”) the Company from the state of Washington to the state of Nevada under the same name while effecting a 3-for-5 reverse stock split of the Company’s issued and outstanding shares of Common Stock as of January 11, 2011 (the “Reverse Split”).

ABANDONMENT OF REVERSE STOCK SPLIT – REVISED PROPOSAL

On November 29, 2010, the  Board of Directors and majority shareholders voted to abandon the Reverse Split.  They did, however, confirm their vote to reincorporate the Company in the state of Nevada.  The Board of Directors established a new record date, November 29, 2010 (the “Record Date”).

EFFECTIVE DATE OF THE REINCORPORATION

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Reincorporation shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Shareholders which is scheduled to commence on  December 9, 2010. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on January 3, 2010.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

Murrieta, California December 7, 2010	/s/ TROY A. LYNDON Troy A. Lyndon CEO and Member of the Board

PRELIMINARY INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C THEREUNDER

LEFT BEHIND GAMES INC.

25060 HANCOCK AVENUE

SUITE 103, BOX 110

MURRIETA, CA 92562

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Shareholders") of the common stock, par value $0.001 per share (the "Common Stock"), of Left Behind Games inc., a Washington corporation (the "Company"), to notify such Shareholders of the following:

Pursuant to a Joint Written Consent of the Board of Directors and majority shareholders, on November 29, 2010, the Board of Directors and Troy A. Lyndon, our Chief Executive Officer, Chief Financial Officer and Chairman, and Richard J. Knox, Jr., one of our Directors, jointly approved of the proposal in this Information Statement. Mr. Lyndon owns an aggregate of 62,027,378 shares of Common Stock and 10,000 shares of Series C Preferred Stock and 100 shares of Series D Preferred Stock. Each share of Common Stock has the right to one vote on the proposal above and each share of Series C Preferred Stock has the voting equivalency of one million shares of Common Stock.  None of the Series D Preferred Stock has voting rights regarding this  proposal.  Therefore, Mr. Lyndon has total voting power equal to 10,062,027,378 shares of Common Stock, approximately 69.7%  of the total voting securities (14,446,193,905 shares consisting of the following issued and outstanding shares: 4,446,193,905 shares of Common Stock and 10,000 shares of Series C Preferred Stock having the voting equivalency of 10 billion shares of Common Stock). Mr. Richard J. Knox, Jr., who owns 2,000,000 shares of Common Stock, also approved of the above proposal. Together, Mr. Lyndon and Mr. Knox own the voting equivalency of 10,064,027,378 shares of Common Stock, approximately 69.7% of the issued and outstanding voting securities.

Because shareholders holding at least a majority of the voting rights of our outstanding securities have voted in favor of the proposal in this Information Statement, no other shareholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of the proposal, and proxies are not requested from shareholders.

This Information Statement is being furnished to all holders of the Company’s Common Stock as of the close of business on November 29, 2010 (the “Record Date”).

DISTRIBUTION AND COSTS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on November 29, 2010 as the record date (the "Record Date") for the determination of shareholders who are entitled to receive this Information Statement.

In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future shareholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future shareholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

We Are Not Asking You For A Proxy And You Are Requested Not To Send A Proxy.

PROPOSAL TO REINCORPORATE IN THE STATE OF NEVADA

Approval to change the Company’s state of incorporation the (“Reincorporation”) from Washington to Nevada by the merger of the Company with and into its wholly-owned subsidiary, Left Behind Games inc., a Nevada corporation (“Merger Sub”), requires the affirmative vote of the holders of a majority of the voting power of the Company.  Because shareholders holding at least a majority of the voting rights of our outstanding securities have voted in favor of the foregoing action, and have sufficient voting power to approve such actions through their ownership of voting securities, no other shareholder consents will be solicited in connection with the proposal described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of the proposal, and proxies are not requested from shareholders.

In addition, the Washington Business Corporation Act (RCW) provides in substance that shareholders may take action without a meeting of the shareholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a shareholders meeting.  This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

Pursuant to a Joint Written Consent of the Board of Directors and majority shareholders, on November 29, 2010, the Board of Directors and Troy A. Lyndon, our Chief Executive Officer, Chief Financial Officer and Chairman, and Richard J. Knox, Jr., one of our Directors, jointly approved of the proposal in this Information Statement. Mr. Lyndon owns an aggregate of 62,027,378 shares of Common Stock and 10,000 shares of Series C Preferred Stock and 100 shares of Series D Preferred Stock. Each share of Common Stock has the right to one vote on the proposal above and each share of Series C Preferred Stock has the voting equivalency of one million shares of Common Stock.  None of the Series D Preferred Stock has voting rights regarding this  proposal.  Therefore, Mr. Lyndon has total voting power equal to 10,062,027,378 shares of Common Stock, approximately 69.7%  of the total voting securities (14,446,193,905 shares consisting of the following issued and outstanding shares: 4,446,193,905 shares of Common Stock  and 10,000 shares of Series C Preferred Stock having the voting equivalency of 10 billion shares of Common Stock). Mr. Richard J. Knox, Jr., who owns 2,000,000 shares of Common Stock, also approved of the above proposal. Together, Mr. Lyndon and Mr. Knox own the voting equivalency of 10,064,027,378 shares of Common Stock, approximately 69.7% of the issued and outstanding voting securities.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, an Agreement and Plan of Merger and the Articles of Merger may not be filed with the Washington Secretary of State and the Nevada Secretary of State and the merger may not be consummated until twenty (20) calendar days after this Information Statement is first mailed to our shareholders.

REASONS FOR THE REINCORPORATION

We are reincorporating in  Nevada to allow the Company to buy back issued and outstanding Common Stock of the Company. Under the Washington Business Corporation Act, a Washington corporation (i.e., the Company) is not permitted to buy back its common stock if, among other conditions, the Company’s assets are less than the Company’s liabilities.  As of the quarter ended September 30, 2010, the Company’s total assets were $316,464 and its total liabilities were $2,073,419. Therefore, under the Washington Business Corporation Act, the Company is prohibited from buying back its issued and outstanding common stock held by its stockholders.  However, the Nevada Revised Statutes (NRS) permit a company to purchase shares of common stock if its Certificate of Incorporation allows it to regardless if the assets of the company are less than its liabilities. Section 78.288(2)(b) of the NRS 78.288 provides, in part, that no distribution (i.e., buy back) may be made if, after giving it effect except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities.

We also believe that Reincorporation in Nevada will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under the Washington Business Corporation Act. The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations.  For this reason, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by the Company. Consequently, the Nevada judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the Nevada Revised Statutes (the “NRS”).  The NRS, accordingly, has been and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company’s corporate legal affairs.  For these reasons, the Board believes that the Company’s business and affairs can be conducted more advantageously if the Company is able to operate under the NRS.

PRINCIPAL FEATURES OF THE REINCORPORATION

The Reincorporation will be effected by the merger of the Company with and into Merger Sub pursuant to an Agreement and Plan of Merger (the “Plan of Merger”), a copy of which is attached has Appendix A to this Information Statement. The Merger Sub is a wholly-owned subsidiary of the Company, incorporated under the NRS for the sole purpose of effectuating the Reincorporation. The Merger Sub has no operations and no assets or liabilities. At the effective time of the merger, all the assets and liabilities of the Company will become the assets and liabilities of the Merger Sub.  The Reincorporation will become effective upon the filing of the requisite merger documents with the Secretaries of State of the States of Nevada and Washington, or as soon as practicable thereafter (the “Effective Date”), which will take place twenty (20) calendar days after this Information Statement is first mailed to our shareholders.  As a result of the Reincorporation, we will cease our corporate existence in the State of Washington.

On the Effective Date of the Reincorporation, each outstanding share of capital stock of shall be retired and canceled and shall resume the status of authorized and unissued securities.

Under the Articles of Incorporation of the Merger Sub and the laws of the state of Nevada which govern the Merger Sub, your rights as shareholders will not be materially affected by the Reincorporation.

EFFECTIVE DATE OF THE REINCORPORATION

Pursuant to Rule 14c-2 under the Exchange Act, the Reincorporation shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Shareholders which is scheduled to commence on December 9, 2010. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on January 3, 2010.

ABANDONMENT

Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the Boards of Directors of the Company and Merger Sub at any time prior to the Effective Date. In addition, the Board of the Company may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the shareholders of the Company, alter or change the amount or kind of the Company’s common stock and preferred stock to be received in exchange for or on conversion of all or any of the Company’s common stock and preferred stock, alter or change any term of the Articles of Incorporation of Merger Sub or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of the Company’s common stock and preferred stock. The Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation. The approval by the holder of the majority of issued and outstanding shares of voting securities of the Company for the Reincorporation constitutes approval of the Plan of Merger, but not necessarily the adoption of the Articles of Incorporation and the Bylaws of Merger Sub. However, the Articles of Incorporation and Bylaws of the Company and the Articles of Incorporation and Bylaws of Merger Sub were affirmatively adopted by the holder of the majority of the issued and outstanding shares of voting securities of the Company.

MATERIAL TAX CONSEQUENCES FOR SHAREHOLDERS

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and applicable Treasury regulations promulgated thereunder. This summary does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Shareholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The Reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, no taxable income, gain or loss will be recognized by the Company or the shareholders as a result of the exchange of shares of the company common Stock for shares of Merger Sub common stock upon consummation of the Reincorporation. The Reincorporation and change of each share of the Company common stock into one share of Merger Sub common stock will be a tax-free transaction, and the holding period and tax basis of the Company common stock will be carried over to the Merger Sub common stock received in exchange therefor.

Because of the complexity of the capital gain and loss provisions of the Code and because of the uniqueness of each individual’s capital gain or loss situation, shareholders contemplating exercising statutory appraisal rights should consult their own tax advisor regarding the federal income tax consequences of exercising such rights. State, local or foreign income tax consequences to shareholders may vary from the federal income tax consequences described above. SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

ACCOUNTING TREATMENT OF THE REINCORPORATION

For U.S. accounting purposes, the Reincorporation of the Company from a Washington corporation to a Nevada corporation represents a transaction between entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost, in accordance with the guidance for transactions between entities under common control in Statement of Financial Accounting Standards No. 141, Business Combinations. The historical comparative figures of the Company will be those of Merger Sub.

PRICE VOLATILITY

We cannot predict what effect, if any, the Reincorporation will have on our market price prevailing from time to time or the liquidity of our shares.

No Change in Business or Management

The proposed reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature. However, the proposed reincorporation will not result in any change in the business, management, officers, assets, liabilities or net worth of the Company (other than as a result of the costs incident to the Reincorporation, which are immaterial). The management of the Company, including all directors and officers, will remain the same after the proposed reincorporation and will assume identical positions with the Merger Sub.

Change from Washington Law to Nevada Law

As a result of the Reincorporation, the Company will be governed by Nevada corporation laws. The following chart summarizes some of the material differences between the Washington Business Corporation Act (the “RCW”) and Nevada Revised Statutes (the “NRS”). This chart does not address each difference between Washington law and Nevada law, but focuses on some of those differences which the Company believes are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to the RCW and NRS.

Washington Business Corporation Act (RCW)	Nevada Revised Statutes (NRS)

Removal of Directors

RCW 23B.08.080 -- Removal of directors by shareholders.	NRS 78.335 -- Directors: Removal; filling of vacancies.
Under Washington Law, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause.

Under Nevada law, any director or one or more of the incumbent directors may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote ..

The Company’s authorized capital stock includes 10,000 shares of Series C Preferred Stock. Each share of Series C Preferred Stock has the voting equivalency of one million shares of Common Stock.  Currently, there are 10,000 shares of Series C Preferred Stock outstanding which have the voting equivalency of ten billion shares of common stock and which are held by Troy A. Lyndon, the Company’s Chief Executive Officer and Chairman. As of the date of this Information Statement, Mr. Lyndon has total voting power equal to 10,062,027,378 shares of Common Stock, approximately 69.7%  of the total voting securities (14,446,193,905 shares consisting of the following issued and outstanding shares: 4,446,193,905 shares of Common Stock and 10,000 shares of Series C Preferred Stock having the voting equivalency of 10 billion shares of Common Stock).   Therefore, by virtue of Mr. Lyndon’s holdings of the Company’s issued and outstanding voting securities of the Company, he is the only stockholder who is able to remove directors of the Company.

Distributions

RCW 23B.06.400 --Distributions to shareholders.

Under Washington law, a board of directors may not make distributions to its shareholders if the corporation would not be able to pay its liabilities as they become due in the usual course of business; or the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

NRS 78.288  Distributions to stockholders.

Under Nevada law, except as otherwise provided the corporation’s articles of incorporation , a board of directors may not make distributions to its stockholders, including distributions on shares that are partially paid if the corporation would not be able to pay its debts as they become due in the usual course of business; or except  as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

This is the main reason why the Company is reincorporating in Nevada.  The Company’s Articles of Incorporation will allow the Company to make distributions to it stockholders even though the Company’s assets are less than its liabilities, which they currently are.  The Company does and is able to pay its creditors as they become due in the ordinary course of business.  The Company intends to make distributions to it stockholders by virtue of buying back shares of issued and outstanding shares of Common Stock in the open market.  Currently, there are 4,446,193,905 shares of Common Stock issued and outstanding.  The Company wants to decrease the number of the shares of its Common Stock  to increase stockholder value, although there can be no assurances that any buy back would have that effect.

Anti-Takeover Effects of Certain Provisions of Nevada Law and Merger Sub’s Articles of Incorporation and Bylaws

The SEC's Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Certain provisions of Nevada's corporation law may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

Limitation of Director Liability .. The NRS limits the liability of the Company’s directors and officers to us or our stockholders to the fullest extent permitted by Nevada law. Specifically, the Company’s directors and officers will not be personally liable for monetary damages for breach of a director's fiduciary duty as a director or officer, except for liability: (a) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) under Section 78.300 of the Nevada Revised Statutes, which relates to unlawful payments of dividends.

Indemnification Arrangements .. The Company’s Nevada Bylaws provide that its directors and officers be indemnified and provide for the advancement to them of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by the Nevada Revised Statutes. We expect to enter into indemnification agreements with each of the Company’s directors and executive officers that provide them with rights to indemnification and expense advancement to the fullest extent permitted under the Nevada Revised Statutes, similar to the indemnification agreements currently entered into with the Company's officers and directors providing rights to indemnification and expense advancement to the fullest extent permitted under Washington law.

Removal of Directors and Filling of Vacancies .. The increase in the number of votes required to remove a director from the board of directors and giving remaining directors the sole right to fill a vacancy on the board of directors may make it more difficult for, or prevent or deter a third party from acquiring control of the Company or changing the Company’s board of directors and management, as well as, inhibit fluctuations in the market price of the Company shares that could result from actual or rumored takeover attempts.

While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, the Company did not intend to construct or enable any anti-takeover defense or mechanism on its behalf. The Company has no intent or plan to employ these provisions as anti-takeover devices and it does not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Material Differences Between Company’s Washington Articles of Incorporation and its Nevada Articles of Incorporation as a Result of the Reincorporation.

The main difference between the Company’s Washington Articles of Incorporation and its new Nevada Articles of Incorporation is that the Company will be able to make distributions to its stockholder even though the Company’s current assets are less than its liabilities.  The Company’s Nevada Articles of Incorporation will include the following:

Pursuant to NRS 78.288, the Corporation shall be entitled to make distributions to the fullest extent permitted by Nevada law. The board of directors may authorize and the corporation may make distributions to its shareholders in specific instances where the corporation’s total assets are less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

This is the main reason why the Company is reincorporating in Nevada.  The Company intends to make distributions to it stockholders by virtue of buying back shares of issued and outstanding shares of Common Stock in the open market.  Currently, there are 4,446,193,905 shares of Common Stock issued and outstanding.  The Company wants to decrease the number of the shares of its Common Stock  to increase stockholder value, although there can be no assurances that any buy back would have that effect.

CAUTIONARY STATEMENT REGARDING

FORWARD LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to our future financial performance or future events. Forward-looking statements give our current expectations and forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” and similar expressions, as they relate to our business, or us are intended to identify forward-looking statements. These statements are based on our current plans, and our actual future activities and results of operations may be materially different from those set forth in the forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Any or all of the forward-looking statements in this annual report may turn out to be inaccurate. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. The forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and assumptions. We undertake no obligation to publicly revise these forward-looking statements to reflect events occurring after the date hereof. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this Information Statement.

For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-K, 10-Q and 8-K. You can obtain copies of these reports and other filings for free at the SEC’s Web site at http://www.sec.gov/ or from commercial document retrieval services.

Directors and Executive Officers

Name	Age	Currently Position with LFBG
Troy A. Lyndon	45	Chief Executive Officer & Chairman of the Board
Richard Knox, Sr.	72	Member of the Board of Directors
Richard Knox, Jr.	50	Member of the Board of Directors

Business Experience

Troy A. Lyndon, Chief Executive Officer and Chairman of the Board of Directors, is our current Chief Executive Officer and Chairman of the Board. As the former CEO of Studio Arts Multimedia, Inc., he managed and worked to develop six multi-million dollar video game projects for Corel Corporation. Previously, Mr. Lyndon served as President of Park Place Productions where he managed operations, including the publication and/or development for over 50 video game projects. Under Mr. Lyndon’s leadership, Park Place Productions became North America’s largest independent video game development company. Mr. Lyndon has over 20 years experience in the management and development of software projects, including computer and video game products such as Madden Football, Batman Returns, Defender of the Crown, and Street Fighter. Mr. Lyndon is also a recipient of the Entrepreneur of the Year award from Inc. Magazine, Merrill Lynch and Ernst & Young. Mr. Lyndon has also served many ministries and Christian publishers, including the Billy Graham Evangelistic Association, Campus Crusade for Christ International, the Bright Media Foundation, the publisher of the Left Behind book series and Biblesoft.

Richard J. Knox, Sr., Director is a seasoned businessman, former nuclear physicist, software developer, Pastor, founder and President of Ohana Haven Ministries in the State of Hawaii. In 1963, Mr. Knox began working for Lawrence Livermore Laboratory where he served 16 years on numerous government programs as a Containment Scientist for nuclear underground tests, where he was responsible for the supervision of up to 500 engineers and approval of all equipment fielded for nuclear-device emplacement at the Nevada Test Site. After retiring from the Laboratory, Mr. Knox started his own software development and publishing business, creating consumer CAD software which sold 80,000 copies. Shortly thereafter, he joined his sons, Michael Knox and Richard J. Knox, Jr., and our CEO Mr. Lyndon, and helped build Park Place Productions into North America’s largest independent developer of video games, where he was in charge of 80 personnel, overseeing all game production. Since that time, Richard has relocated to Oahu, Hawaii to pursue personal interests, including the oversight of a ministry and most recently, Pastor of his own congregation.

Richard Knox, Jr., Director is a seasoned developer and is currently engaged on-staff with the Hawaii Department of Education. Mr. Knox has been a multimedia developer his entire life and was originally a CAD software designer before joining the original team in the early 90’s that became North America’s largest independent development company of video games, Park Place Productions, which he built alongside his father Richard Knox, Sr., his brother Michael Knox and Troy Lyndon. Richard’s interests include computers and music, as he is also the worship leader of his church in Oahu, Hawaii.

Significant Employees

None aside from the above-mentioned Officers and Directors.

Family Relationships

Richard J. Knox, Sr. is the father of Richard J. Knox, Jr.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of the date of this Information Statement with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors, our executive officers and all of our directors and executive officers and all of our directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to our directors and officers, is based on a review of statements filed, with the SEC pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to our common stock. The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner	Class of Voting Stock	Number of Shares of Voting Stock Beneficially Owned (1)	Percentage of Class (3)(4)

Troy A. Lyndon (1)(4) CEO & Chairman of the Board 25060 Hancock, Suite 103 Box 110 Murrieta, California 92562	Common Stock Series C Preferred	62,027,378 10,000	1.4% 100%

Richard Knox, Sr. (1) Director of the Board	--	--	--

Richard Knox, Jr. (1)(5) Director of the Board 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock	2,000,000	*

Demos Pappasavvas (1)(3) 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series B Preferred	160,735,290 2,310,466	3.6% 20.9%

Peter Quigley (1)(3) 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series B Preferred	112,395,000 3,350,000	2.5% 30.3%

Martin MacDonald (1)(3) 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series B Preferred	51,322,500 1,613,750	1.2% 14.6%

All Officers & Directors As a Group (3 Persons)(1)(2)(3)(4)(5)	Common Stock Series A Preferred	64,027,378	1.4%
	Series B Preferred	0	--
	Series C Preferred	10,000	100%

*Represents less than 1%.

______________________

(1)	Based on 4,446,193,905 shares of Common Stock issued and outstanding as of the date of this Information Statement.
(2)	Based on 3,586,245 shares of Series A Preferred Stock issued and outstanding.
(3)	Based on 11,080,929 shares of Series B Preferred Stock issued and outstanding.
(4)	Based on 10,000 shares of Series C Preferred Stock issued and outstanding. Each share of Series C Preferred Stock is entitled to 1,000,000 votes.

Certain Relationships and Related Party Transactions

We have not entered into any arrangements which are considered transactions with related persons.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner.

Director Independence

Our determination of independence of our directors is made using the definition of “independent director” contained under NASDAQ Marketplace Rule 4200(a)(15), even though such definitions do not currently apply to us because we are not listed on NASDAQ. Richard Knox, Sr. and Richard Knox, Jr. are independent directors pursuant to this Rule.

Our Current Executive Officer Compensation

The cash and non-cash compensation that we have paid during the fiscal year ended March 31, 2010 and March 31, 2009 or that was earned by our CEO and our other former employees or officers is detailed in the following table.

Although the following describes our CEO’s compensation, at present our CEO has elected not to earn or receive such pay.

Name and Principal Position	Year	Salary	Stock Awards(1)(3)	All Other Compensation	Total
Troy A. Lyndon Chairman , President and Chief Executive Officer	2010 2009	$152,456 $ 85,000	$3,270,100 --	$ -- $109,380(2)	$3,389,725 $ 194,380

______________________

(1) Stock grant (conditional issuance; present day value of $285,000); stock to be returned under certain circumstances).

(2) Includes $10,380 as automobile related compensation and $99,000 earned income not paid as a result of cash-flow difficulties.

(3) Stock grants are valued as of the grant date.

Base Salary

Our Chief Executive Officer

We hired Troy A. Lyndon as our CEO in 2002. Mr. Lyndon’s employment agreement with us provides for an annual base salary of $150,000. In the future, based upon revenue benchmarks, this amount can increase commensurate with our increased revenues, to a maximum salary of $300,000 per year. The terms of Mr. Lyndon's employment agreement include certain incentive bonuses. Under the agreement, Mr. Lyndon may achieve increases in his annual salary and varying levels of bonuses once we achieve certain revenue benchmarks. The initial benchmark to receive an increase in his salary over the current level of $150,000 is to receive a bonus when $4 million in revenue is achieved in a fiscal year.

On July 16, 2008, the Board of Directors approved a salary increase for Mr. Lyndon. Since that time, Mr. Lyndon has elected to defer the payment of such increase until a later day.

On September 28, 2009, the Board, with Mr. Lyndon recusing himself from making such determination, issued one hundred (100) shares of Series D Convertible Non-Voting Preferred Stock and ten thousand (10,000) shares of Series C Preferred Stock to Mr. Lyndon as a reward for significant improvements to the Company’s operations and market cap increase by more than 2,000% over the past year.

Bonus Compensation

We have not historically paid any automatic or guaranteed bonuses to our executive officers. However, Mr. Lyndon has bonus components pursuant to his employment agreement, correlated with his performance.

Equity Compensation

Our Board plans to begin granting equity-based awards to attract, retain, motivate and reward our employees, particularly our executive officers, and to encourage their ownership of an equity interest in us. We implemented the 2006 Stock Incentive Plan in January 2007 (the “Plan”). We did not grant any options to our executive officers or employees under this plan in the fiscal year ended March 31, 2009.

We may make future awards of stock options to our executive officers under the Plan. We reserve the discretion to pay compensation to our executive officers that may not be deductible.

We do not have any program, plan or practice that requires us to grant equity-based awards on specified dates. Authority to make equity-based awards to executive officers rests with the board, which considers the recommendations of our CEO and other executive officers.

Deferred Compensation

In the fiscal year ended March 31, 2010, no deferred compensation was paid to our officers or directors.

Severance and Change of Control Payments

Our Board believes that companies should provide reasonable severance benefits to employees, recognizing that it may be difficult for them to find comparable employment within a short period of time.

Our employment agreement with Mr. Lyndon provides that if Mr. Lyndon is terminated without cause, he is entitled to receive an amount equal to six (6) months’ base compensation. We believe that the termination provisions of Mr. Lyndon’s employment agreement are comparable to those in effect for chief executive officers of companies comparable to us, in terms of size, revenue, profitability and/or nature of business.

Perquisites

Our Chief Executive Officer receives reasonable perquisites. As Company policy, we have agreed to reimburse each executive officer for all reasonable travel, entertainment and other expenses incurred by them in connection with the performance of their duties and obligations. Pursuant to his employment agreement, Mr. Lyndon is entitled to receive a monthly car allowance of up to $1,000, plus actual maintenance, repair and insurance costs.

We also provide health insurance for Mr. Lyndon.

Compensation Committee Interlocks and Insider Participation

We have not yet designated a Compensation Committee. All compensation matters are approved by the full Board. None of our executive officers served on the compensation committee (or equivalent), or the Board, of another entity whose executive officer(s) served on our Board.

DISSENTER'S RIGHTS OF APPRAISAL

Under the Washington Business Corporation Act (the “RCW”), shareholders of the Company have appraisal rights as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation will have the right to receive payment for the value of their shares as set forth in Chapter 23B.13 of the RCW. A copy of this section is attached hereto as  Appendix B  to this Information Statement. These provisions are very technical in nature and should be carefully reviewed by any shareholder wishing to assert such rights.

APPRAISAL RIGHTS

Shareholders of the Company have appraisal rights under the Washington Business Corporation Act (the “RCW”) as a result of the proposed Reincorporation. Shareholders who oppose the Reincorporation (“Dissenting Shareholders”) will have the right to receive payment for the value of their shares as set forth in Chapter 23B.13 of the RCW (RCW) (the “RCW Dissent Provisions”). A copy of Chapter 23B.13 is attached to this Information Statement as  Appendix B to this Information Statement. These provisions are very technical in nature and that should be carefully reviewed by any shareholder wishing to assert such rights.

Dissenting Shareholders who hold certificated shares of Common Stock must send their share stock certificates to the Company at Left Behind Games Inc., 25060 Hancock Avenue, Suite 103, Box 110, Murrieta, CA 92562 (Telephone: (951) 894-6597, Fax: (951) 894-6599), Attention: Troy A. Lyndon, CEO.

Dissenting Shareholders who hold uncertificated shares of Common Stock should fax (Fax: (951) 894-6599) the form attached hereto as Exhibit E to this Information Statement to the Company and have the shares deposited in the Company’s  brokerage account.  Information pertaining to the Company’s brokerage account can be found on the following website: http://www.ir-site.com/leftbehind/default.asp.  Uncertificated shares will not be able to transfer their shares after the payment demand is received by the Company.

Attached as Exhibit E to this Information Statement is the form for demanding payment  and must be sent to the Company regardless if you hold certificated or uncertificated shares of Common Stock of the Company. The form must be received by the Company by 5:00 pm (Eastern Time) on the close of business on December 31, 2010.

If the Company does not effect the proposed corporate action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.

IF YOU FAIL TO COMPLY STRICTLY WITH THE PROCEDURES DESCRIBED ABOVE, YOU WILL LOSE YOUR APPRAISAL RIGHTS. CONSEQUENTLY, IF YOU WISH TO EXERCISE YOUR APPRAISAL RIGHTS, WE STRONGLY URGE YOU TO CONSULT A LEGAL ADVISOR BEFORE ATTEMPTING TO EXERCISE YOUR APPRAISAL RIGHTS.

AVAILABLE INFORMATION

For more detailed information regarding the Company, including financial statements, you may refer to our most recent Form 10-K for the period ended March 31, 2010 and as well as our recent quarterly and periodic filings with the Securities and Exchange Commission (“SEC)” which we file from time to time. This information may be found free of charge on the SEC’s EDGAR database at http://www.sec.gov/ or by contacting the Company.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and Amendment. Your consent to the actions and Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our shareholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS DECEMBER ________, 2010. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO SHAREHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Murrieta, California Date: December 6, 2010	/s/ TROY A. LYNDON Troy A. Lyndon CEO and Member of the Board

Appendices

Appendix A	Agreement and Plan of Merger
Appendix B	Chapter 23B.13 of the Washington Business Corporation Act
Appendix C	Articles of Incorporation of Left Behind Games Inc., a Nevada corporation
Appendix D	Bylaws of Left Behind Games Inc., a Nevada corporation
Appendix E	Form for Demanding Payment by Dissenting Shareholders

Appendix A

AGREEMENT AND PLAN OF MERGER

OF

LEFT BEHIND GAMES INC.

(a Washington corporation)

AND

LEFT BEHIND GAMES INC.

(a Nevada corporation)

AGREEMENT AND PLAN OF MERGER entered into on December ____, 2010 by Left Behind Games Inc., a Washington corporation (the "Company"), and approved by resolution adopted by its Board of Directors and majority shareholders on November 29, 2010, and entered into on December ____, 2010, by Left Behind Games Inc., a Nevada corporation ("Merger Sub"), and approved by resolution adopted by its Board of Directors on said date.

WHEREAS, the Company is a business corporation of the State of Washington;

WHEREAS, Merger Sub is a business corporation of the State of Nevada;

WHEREAS, Merger Sub is the wholly-owned subsidiary of the Company:

WHEREAS, the Washington Business Corporation Act permits a merger of a business corporation of the State of Washington with and into a business corporation of another jurisdiction;

WHEREAS, The Company does not intend to carry on any business except the business necessary to wind up and liquidate its business and affairs by means of a merger with and into a business corporation of the State of Nevada; and

WHEREAS, The Company and Merger Sub and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective shareholders to merge the Company with and into Merger Sub (the “Merger”) pursuant to the provisions of the Washington Business Corporation Act and pursuant to the provisions of the Nevada Revised Statutes upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by the Company and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Merger Sub and approved by a resolution adopted by its Board of Directors, the Merger and the terms and conditions thereof and the mode of carrying the same into effect, are hereby determined and agreed upon as hereinafter in this Agreement and Plan of Merger set forth.

1. The Company shall, pursuant to the provisions of the Washington Business Corporation Act and to the provisions of the Nevada Revised Statutes, be merged with and into Merger Sub, which shall be the surviving corporation from and after the effective time of the Merger and which is sometimes hereinafter referred to as the "surviving corporation,” and which shall continue to exist as said surviving corporation under the name Left Behind Games Inc. pursuant to the provisions of the Nevada Revised Statutes. The separate existence of the Company, which is sometimes hereinafter referred to as the "terminating corporation," shall cease at said effective time in accordance with the provisions of the Washington Business Corporation Act.

2. The present Articles of Incorporation of Merger Sub will be the Articles of Incorporation of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

3. The present By-Laws of Merger Sub will be the By-Laws of the surviving corporation and will continue in full force and effect until changed, altered, or amended as therein provided and in the manner prescribed by the provisions of the Nevada Revised Statutes.

4. The directors and officers in office of Merger Sub at the effective time of the Merger shall be the members of the Board of Directors and the officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

5. Each issued share of the common stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of the common stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of common stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

6. Each issued share of Series A Preferred Stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of Series A Preferred Stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of Series A Preferred Stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

7. Each issued share of Series B Preferred Stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of Series B Preferred Stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of Series B Preferred Stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

8. Each issued share of Series C Preferred Stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of Series C Preferred Stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of Series C Preferred Stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

9. Each issued share of Series D Preferred Stock of the terminating corporation shall, from and after the effective time of the Merger, be converted into one (1) share of Series D Preferred Stock of the surviving corporation. The surviving corporation shall not issue any certificate or scrip representing a fractional share of Series D Preferred Stock but shall instead issue one (1) full share for any fractional interest arising from the Merger.

10. Shareholders of the terminating corporation shall continue to have rights to notices, distributions or voting with respect to the surviving corporation, and shall receive certificates representing shares of the surviving corporation upon tender of certificates representing shares of the terminating corporation for exchange.

11. Except to the extent otherwise provided in the terms of outstanding options, warrants or other rights to purchase, or securities convertible into or exchangeable for common stock of the terminating corporation, each outstanding option, warrant or other right to purchase, and each outstanding security convertible into or exchangeable for common stock shall be converted into an option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation on the basis of one (1) share of the common stock of the surviving corporation for each share of common stock of the terminating corporation. The exercise price or conversion ratio set forth in such option, warrant or other right to purchase, or security convertible into or exchangeable for common stock of the surviving corporation shall be ratably adjusted so that the total exercise or conversion price shall be the same as under the option, warrant, or other right to purchase, or security convertible into or exchangeable for common stock of the terminating corporation.

12. In the event that this Agreement and Plan of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Washington Business Corporation Act and upon behalf of the surviving corporation in accordance with the provisions of the Nevada Revised Statutes, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of Washington and by the laws of the State of Nevada, and that they will cause to be performed all necessary acts within the State of Washington and the State of Nevada and elsewhere to effectuate the Merger herein provided for.

13. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the Merger herein provided for.

14. The effective time of this Agreement and Plan of Merger, and the time at which the Merger herein agreed shall become effective in the State of Washington and the State of Nevada, shall be on the last to occur of:

(a) the approval of this Agreement and Plan of Merger by the shareholders of the terminating corporation in accordance with the Washington Business Corporation Act; or

(b) the date this Agreement and Plan of Merger, or a certificate of merger meeting the requirements of the Nevada Revised Statutes, is filed with the Secretary of State of the State of Nevada; or

(c) the date this Agreement and Plan of Merger, or a certificate of merger meeting the requirements of the Washington Revised Statutes, is filed with the Secretary of State of the State of Washington.

15. Notwithstanding the full approval and adoption of this Agreement and Plan of Merger, the said Agreement and Plan of Merger may be terminated at any time prior to the filing thereof with the Secretary of State of the State of Nevada.

16. Notwithstanding the full approval and adoption of this Agreement and Plan of Merger, the said Agreement and Plan of Merger may be amended at any time and from time to time prior to the filing thereof with the Secretary of State of the State of Washington and at any time and from time to time prior to the filing of any requisite merger documents with the Secretary of State of the State of Nevada except that, without the approval of the shareholders of the Company and the shareholders of Merger Sub, no such amendment may (a) change the rate of exchange for any shares of the Company or the types or amounts of consideration that will be distributed to the holders of the shares of stock of The Company; (b) any term of the Articles of Incorporation of the surviving corporation; or (c) adversely affect any of the rights of the shareholders of the Company or Merger Sub.

IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporations parties hereto.

Dated:   December ___, 2010

LEFT BEHIND GAMES INC. a Washington corporation By:______________________________ Name: Troy A. Lyndon Title: President and Chief Executive Officer

LEFT BEHIND GAMES INC. a Nevada corporation By:______________________________ Name: Troy A. Lyndon Title: President and Chief Executive Officer

Appendix B

Washington Business Corporation Act

Chapter 23B.13 – Dissenters’ Rights

23B.13.010

Definitions.

As used in this chapter:

(1) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Dissenter" means a shareholder who is entitled to dissent from corporate action under RCW 23B.13.020 and who exercises that right when and in the manner required by RCW 23B.13.200 through 23B.13.280.

(3) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(4) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

(5) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation.

(6) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(7) "Shareholder" means the record shareholder or the beneficial shareholder.

[1989 c 165 § 140.]

23B.13.020
Right to dissent.

(1) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

     (a) A plan of merger, which has become effective, to which the corporation is a party (i) if shareholder approval was required for the merger by RCW 23B.11.030, 23B.11.080, or the articles of incorporation, and the shareholder was entitled to vote on the merger, or (ii) if the corporation was a subsidiary that has been merged with its parent under RCW 23B.11.040;

     (b) A plan of share exchange, which has become effective, to which the corporation is a party as the corporation whose shares have been acquired, if the shareholder was entitled to vote on the plan;

     (c) A sale or exchange, which has become effective, of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder was entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale;

     (d) An amendment of the articles of incorporation, whether or not the shareholder was entitled to vote on the amendment, if the amendment effects a redemption or cancellation of all of the shareholder's shares in exchange for cash or other consideration other than shares of the corporation; or

     (e) Any corporate action approved pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(2) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this chapter may not challenge the corporate action creating the shareholder's entitlement unless the action fails to comply with the procedural requirements imposed by this title, RCW 25.10.831 through 25.10.886, the articles of incorporation, or the bylaws, or is fraudulent with respect to the shareholder or the corporation.

(3) The right of a dissenting shareholder to obtain payment of the fair value of the shareholder's shares shall terminate upon the occurrence of any one of the following events:

     (a) The proposed corporate action is abandoned or rescinded;

     (b) A court having jurisdiction permanently enjoins or sets aside the corporate action; or

     (c) The shareholder's demand for payment is withdrawn with the written consent of the corporation.

[2009 c 189 § 41; 2009 c 188 § 1404; 2003 c 35 § 9; 1991 c 269 § 37; 1989 c 165 § 141.]

Notes:

     Reviser's note: This section was amended by 2009 c 188 § 1404 and by 2009 c 189 § 41, each without reference to the other. Both amendments are incorporated in the publication of this section under RCW 1.12.025(2). For rule of construction, see RCW 1.12.025(1).

     Effective date -- 2009 c 188: See note following RCW 23B.11.080.

23B.13.030
Dissent by nominees and beneficial owners.

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one person and delivers to the corporation a notice of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the dissenter dissents and the dissenter's other shares were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder submits to the corporation the record shareholder's consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights, which consent shall be set forth either (i) in a record or (ii) if the corporation has designated an address, location, or system to which the consent may be electronically transmitted and the consent is electronically transmitted to the designated address, location, or system, in an electronically transmitted record; and

     (b) The beneficial shareholder does so with respect to all shares of which such shareholder is the beneficial shareholder or over which such shareholder has power to direct the vote.

[2002 c 297 § 35; 1989 c 165 § 142.]

23B.13.200
Notice of dissenters' rights.

(1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted for approval by a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

(2) If corporate action creating dissenters' rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, the shareholder consent described in RCW 23B.07.040(1)(b) and the notice described in RCW 23B.07.040(3)(a) must include a statement that shareholders are or may be entitled to assert dissenters' rights under this chapter and be accompanied by a copy of this chapter.

[2009 c 189 § 42; 2002 c 297 § 36; 1989 c 165 § 143.]

23B.13.210
Notice of intent to demand payment.

(1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights must (a) deliver to the corporation before the vote is taken notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed corporate action is effected, and (b) not vote such shares in favor of the proposed corporate action.

(2) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is submitted for approval without a vote of shareholders in accordance with RCW 23B.07.040, a shareholder who wishes to assert dissenters' rights must not execute the consent or otherwise vote such shares in favor of the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to payment for the shareholder's shares under this chapter.

[2009 c 189 § 43; 2002 c 297 § 37; 1989 c 165 § 144.]

23B.13.220
Dissenters' rights — Notice.

(1) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is approved at a shareholders' meeting, the corporation shall within ten days after the effective date of the corporate action deliver to all shareholders who satisfied the requirements of RCW 23B.13.210(1) a notice in compliance with subsection (3) of this section.

(2) If proposed corporate action creating dissenters' rights under RCW 23B.13.020 is approved without a vote of shareholders in accordance with RCW 23B.07.040, the notice delivered pursuant to RCW 23B.07.040(3)(b) to shareholders who satisfied the requirements of RCW 23B.13.210(2) shall comply with subsection (3) of this section.

(3) Any notice under subsection (1) or (2) of this section must:

     (a) State where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

     (b) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (c) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

     (d) Set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty nor more than sixty days after the date the notice in subsection (1) or (2) of this section is delivered; and

     (e) Be accompanied by a copy of this chapter.

[2009 c 189 § 44; 2002 c 297 § 38; 1989 c 165 § 145.]

23B.13.230
Duty to demand payment.

(1) A shareholder sent a notice described in RCW 23B.13.220 must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the notice pursuant to *RCW 23B.13.220(2)(c), and deposit the shareholder's certificates, all in accordance with the terms of the notice.

(2) The shareholder who demands payment and deposits the shareholder's share certificates under subsection (1) of this section retains all other rights of a shareholder until the proposed corporate action is effected.

(3) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the notice, is not entitled to payment for the shareholder's shares under this chapter.

[2002 c 297 § 39; 1989 c 165 § 146.]

Notes:

     *Reviser's note: RCW 23B.13.220 was amended by 2009 c 189 § 44, changing subsection (2)(c) to subsection (3)(c).

23B.13.240
Share restrictions.

(1) The corporation may restrict the transfer of uncertificated shares from the date the demand for payment under RCW 23B.13.230 is received until the proposed corporate action is effected or the restriction is released under RCW 23B.13.260.

(2) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until the effective date of the proposed corporate action.

[2009 c 189 § 45; 1989 c 165 § 147.]

23B.13.250
Payment.

(1) Except as provided in RCW 23B.13.270, within thirty days of the later of the effective date of the proposed corporate action, or the date the payment demand is received, the corporation shall pay each dissenter who complied with RCW 23B.13.230 the amount the corporation estimates to be the fair value of the shareholder's shares, plus accrued interest.

(2) The payment must be accompanied by:

     (a) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

     (b) An explanation of how the corporation estimated the fair value of the shares;

     (c) An explanation of how the interest was calculated;

     (d) A statement of the dissenter's right to demand payment under RCW 23B.13.280; and

     (e) A copy of this chapter.

[1989 c 165 § 148.]

23B.13.260
Failure to take corporate action.

(1) If the corporation does not effect the proposed corporate action within sixty days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release any transfer restrictions imposed on uncertificated shares.

(2) If after returning deposited certificates and releasing transfer restrictions, the corporation wishes to effect the proposed corporate action, it must send a new dissenters' notice under RCW 23B.13.220 and repeat the payment demand procedure.

[2009 c 189 § 46; 1989 c 165 § 149.]

23B.13.270
After-acquired shares.

(1) A corporation may elect to withhold payment required by RCW 23B.13.250 from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(2) To the extent the corporation elects to withhold payment under subsection (1) of this section, after the effective date of the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer an explanation of how it estimated the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under RCW 23B.13.280.

[2009 c 189 § 47; 1989 c 165 § 150.]

23B.13.280
Procedure if shareholder dissatisfied with payment or offer.

(1) A dissenter may deliver a notice to the corporation informing the corporation of the dissenter's own estimate of the fair value of the dissenter's shares and amount of interest due, and demand payment of the dissenter's estimate, less any payment under RCW 23B.13.250, or reject the corporation's offer under RCW 23B.13.270 and demand payment of the dissenter's estimate of the fair value of the dissenter's shares and interest due, if:

     (a) The dissenter believes that the amount paid under RCW 23B.13.250 or offered under RCW 23B.13.270 is less than the fair value of the dissenter's shares or that the interest due is incorrectly calculated;

     (b) The corporation fails to make payment under RCW 23B.13.250 within sixty days after the date set for demanding payment; or

     (c) The corporation does not effect the proposed corporate action and does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty days after the date set for demanding payment.

(2) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand under subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

[2009 c 189 § 48; 2002 c 297 § 40; 1989 c 165 § 151.]

23B.13.300
Court action.

(1) If a demand for payment under RCW 23B.13.280 remains unsettled, the corporation shall commence a proceeding within sixty days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(2) The corporation shall commence the proceeding in the superior court of the county where a corporation's principal office, or, if none in this state, its registered office, is located. If the corporation is a foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled, parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(4) The corporation may join as a party to the proceeding any shareholder who claims to be a dissenter but who has not, in the opinion of the corporation, complied with the provisions of this chapter. If the court determines that such shareholder has not complied with the provisions of this chapter, the shareholder shall be dismissed as a party.

(5) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(6) Each dissenter made a party to the proceeding is entitled to judgment (a) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or (b) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under RCW 23B.13.270.

[1989 c 165 § 152.]

23B.13.310
Court costs and counsel fees.

(1) The court in a proceeding commenced under RCW 23B.13.300 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess the costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under RCW 23B.13.280.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

     (a) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of RCW 23B.13.200 through 23B.13.280; or

     (b) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by chapter 23B.13 RCW.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

[1989 c 165 § 153.]

Appendix C

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

040101

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: Left Behind Games Inc.

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: Vcorp Services, LLC
Name

[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent **OR** Name of Title of Office or Other Position with Entity

Street Address: | City: | Nevada | Zip Code:

Mailing Address (if different from street address): | City: | Nevada | Zip Code:

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares *with par value:* 5,060,000,000 | Par value per share: $ $0.001 | Number of shares *without par value:* 0

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

	Name	Street Address	City	State	Zip Code
1)	Troy A. Lyndon	25060 HANCOCK AVENUE,STE 103-10	MURRIETA	CA	92562
2)	Richard Knox, Sr.	25060 HANCOCK AVENUE,STE 103-10	MURRIETA	CA	92562

5. Purpose: (optional; see instructions)

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

Name: Troy A. Lyndon

X [signature] Incorporator Signature

Address: 25060 Hancock Ave., Ste 103-10 | City: Murrieta | State: CA | Zip Code: 92562

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X [signature]
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

Date: 11·23·2010

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 78 Articles
Revised: 4-10-09

SUPPLEMENT TO THE

INITIAL ARTICLES OF INCORPORATION

OF

LEFT BEHIND GAMES INC.

(a Nevada corporation)

The undersigned natural persons acting as incorporators of a corporation (the "Corporation") under the provisions of Chapter 78 of the Nevada Revised Statutes, adopts the following Articles of Incorporation.

ARTICLE 1

NAME

The name of the Corporation is Left Behind Games Inc.

ARTICLE 2

PURPOSE

The Corporation shall have the purpose of engaging in any lawful business activity.

ARTICLE 3

INITIAL RESIDENT AGENT AND RESIDENT OFFICE

The name and address of the initial resident agent of the Corporation is Vcorp Services, LLC, a commercial registered agent within the State of Nevada.

ARTICLE 4

AUTHORIZED SHARES

The total number of shares of Common Stock that the corporation will have authority to issue is Five Billion (5,000,000,000). The shares shall have a par value of $0.001 per share. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

The total number of shares of Preferred Stock that the corporation will have authority to issue is Sixty Million (60,000,000). The Preferred Stock shall have a stated value of $0.001 per share. The authorized but unissued shares of Preferred Stock may be divided into and issued in designated series from time to time by one or more resolutions adopted by the Board of Directors. The Directors in their sole discretion shall have the power to determine the relative powers, preferences, and rights of each series of Preferred Stock. Such authorized number of shares of “blank check” preferred stock includes rights and privileging as designated by the Company’s Board of Directors from time-to-time without shareholder approval.

Series A Preferred Stock

There hereby is created, out of the sixty million (60,000,000) shares of Preferred Stock, par value $0.001 per share, of the Corporation authorized in this Articles of Incorporation, a series of the Preferred Stock of the Corporation consisting of ten million (10,000,000) shares, which series shall have the following powers, designations, preferences and relative, participating, optional and other rights, and the following qualifications, limitations and restrictions:

Designation and Amount.

This series of Preferred Stock shall be designated “Series A Preferred Stock” and the authorized number of shares constituting such series shall be 3,586,245. The par value of the Series A Preferred Stock shall be $0.001 per share. Shares of the Series A Preferred Stock shall have a stated value of one cent ($0.01) per share (the “Stated Value”).

Dividends.

The holders of shares of Series A Preferred Stock shall not be entitled to receive any dividends.

Preferences on Liquidation.

Subject to the provisions herein, in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of shares of the Series A Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings, an amount equal to one cent ($0.01) per share.

Voting Rights.

Except as otherwise required by law or by the Articles of Incorporation and except as set forth below, the outstanding shares of Series A Preferred Stock shall vote together with the shares of Common Stock of the Corporation as a single class.

Negative Covenants.

The Corporation will not, by amendment of the Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Articles of Incorporation and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series A Preferred Stock against impairment.

Ranking; Changes Affecting Series A.

The Series A Preferred Stock shall, with respect to distribution rights on liquidation, winding up and dissolution, (i) rank senior to any of the shares of Common Stock of the Corporation, and any other class or series of stock of the Company which by its terms shall rank junior to the Series A Preferred Stock, and (ii) rank junior to any other series or class of preferred stock of the Corporation and any other class or series of stock of the Corporation which by its term shall rank senior to the Series A Preferred Stock.

So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not (i) alter or change any of the powers, preferences, privileges or rights of the Series A Preferred Stock, or (ii) amend the provisions of this Section; in each case, without first obtaining the approval by vote or written consent, in the manner provided by law, of the holders of at least a majority of the outstanding shares of Series A Preferred Stock, as to changes affecting the Series A Preferred Stock.

Series B Preferred Stock

There hereby is created, out of the sixty million (60,000,000) shares of Preferred Stock, par value $0.001 per share, of the Corporation authorized in this Articles of Incorporation, a series of the Preferred Stock of the Corporation consisting of 16,413,755 shares, which series shall have the following powers, designations, preferences and relative, participating, optional and other rights, and the following qualifications, limitations and restrictions:

Designation and Amount.

This series of Preferred Stock shall be designated “Series B Convertible Preferred Stock” and the authorized number of shares constituting such series shall be 16,413,755. The par value of the Series B Preferred Stock shall be $0.001 per share. Shares of the Series B Preferred Stock shall have a stated value of one cent ($0.01) per share (the “Stated Value”).

Dividends.

Preferred Series B Stock holders are entitled to cumulative dividends from the date of issue, when and if declared by the Company’s Board of Directors. No right to any dividends shall accrue to the holders of the Series B Preferred Stock in the event the Company shall not declare dividends.

Conversion.

The Series B Preferred Stock is convertible at the option of the holder, into restricted common stock, as the term "restricted" is defined in Rule 144 under the Securities Act.

Preferences on Liquidation.

If there is a liquidation of the Company, a holder of Series B Preferred Stock is entitled to a pro-rata liquidation preference in an amount equal to the amount invested at which time Series B Preferred Stock was issued, and such liquidation preference shall be considered secondary to such rights already provided to Series A Preferred Shareholders.

Voting Rights.

For an initial twelve months from the date of issuance, holders of the Series B Preferred Stock are entitled to two hundred votes per share together as one class with common shareholders on all matters upon which common shareholders are entitled to vote. After the initial twelve months, the holders of the Series B Preferred Stock are entitled to one vote per share together as one class with common shareholders on all matters upon which common shareholders are entitled to vote.

Negative Covenants.

The Corporation will not, by amendment of the Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Articles of Incorporation and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series B Preferred Stock against impairment.

Ranking; Changes Affecting Series B.

The Series B Preferred Stock shall, with respect to distribution rights on liquidation, winding up and dissolution, (i) rank senior to any of the shares of Common Stock of the Corporation, and any other class or series of stock of the Company which by its terms shall rank junior to the Series B Preferred Stock, and (ii) rank junior to any other series or class of preferred stock of the Corporation and any other class or series of stock of the Corporation which by its term shall rank senior to the Series B Preferred Stock.

So long as any shares of Series B Preferred Stock are outstanding, the Corporation shall not (i) alter or change any of the powers, preferences, privileges or rights of the Series B Preferred Stock, or (ii) amend the provisions of this Section; in each case, without first obtaining the approval by vote or written consent, in the manner provided by law, of the holders of at least a majority of the outstanding shares of Series B Preferred Stock, as to changes affecting the Series B Preferred Stock.

Series C Preferred Stock

There hereby is created, out of the sixty million (60,000,000) shares of Preferred Stock, par value $0.001 per share, of the Corporation authorized in this Articles of Incorporation, a series of the Preferred Stock of the Corporation consisting of ten thousand (10,000) shares, which series shall have the following powers, designations, preferences and relative, participating, optional and other rights, and the following qualifications, limitations and restrictions:

Designation and Amount.

This series of Preferred Stock shall be designated “Series C Preferred Stock” and the authorized number of shares constituting such series shall be ten thousand (10,000). The par value of the Series C Preferred Stock shall be $0.001 per share. Shares of the Series C Preferred Stock shall have a stated value of one cent ($0.01) per share (the “Stated Value”).

Dividends.

The holders of shares of Series C Preferred Stock shall not be entitled to receive any dividends.

Preferences on Liquidation.

Subject to the provisions below, in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of shares of the Series C Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings, an amount equal to one cent ($0.01) per share.

Voting Rights.

Except as otherwise required by law or by the Articles of Incorporation and except as set forth below, the outstanding shares of Series C Preferred Stock shall vote together with the shares of Common Stock of the Corporation as a single class and, regardless of the number of shares of Series C Preferred Stock outstanding, every one (1) share of Series C Preferred Stock outstanding shall have the voting equivalent and power of one million (1,000,000) shares of common stock, par value $0.001 per share.

Negative Covenants.

The Corporation will not, by amendment of the Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Articles of Incorporation and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Series C Preferred Stock against impairment.

Ranking; Changes Affecting Series C.

The Series C Preferred Stock shall, with respect to distribution rights on liquidation, winding up and dissolution, (i) rank senior to any of the shares of Common Stock of the Corporation, and any other class or series of stock of the Company which by its terms shall rank junior to the Series C Preferred Stock, and (ii) rank junior to any other series or class of preferred stock of the Corporation and any other class or series of stock of the Corporation which by its term shall rank senior to the Series C Preferred Stock.

So long as any shares of Series C Preferred Stock are outstanding, the Corporation shall not (i) alter or change any of the powers, preferences, privileges or rights of the Series C Preferred Stock, or (ii) amend the provisions of this Section; in each case, without first obtaining the approval by vote or written consent, in the manner provided by law, of the holders of at least a majority of the outstanding shares of Series C Preferred Stock, as to changes affecting the Series C Preferred Stock.

Series D Preferred Stock

There hereby is created, out of the sixty million (60,000,000) shares of Preferred Stock, par value $0.001 per share, of the Corporation authorized in this Articles of Incorporation, a Series of the Preferred Stock consisting of one thousand (1,000) shares, $0.001 par value per share, to be designated “Series D Convertible Preferred Stock”, with the designation, powers, preferences and rights, and the qualifications, limitations and restrictions, of the Series D Convertible Preferred Stock as follows:

Designations and Amount.

One Thousand (1,000) shares of the Preferred Stock of the Company, $0.001 par value per share, shall constitute a class of Preferred Stock designated as “Series D Convertible Preferred Stock” (the “Series D Convertible Preferred Stock”) with a face value of one dollar ($1.00) per share (the “Face Amount”). After the initial issuance of shares of Series D Convertible Preferred Stock, no additional shares of Series D Convertible Preferred Stock may be issued by the Company except as provided below.

Conversion.

(a)

CONVERSION AT THE OPTION OF THE HOLDER.

Each holder of Series D Stock shall have the right, at such holder’s option, at any time or from time to time from and after the day immediately following the date the Series D Stock is first issued, to convert each share of Series D Stock into One Million (1,000,000) fully-paid and non-assessable share of Common Stock, par value $0.001 per share.

(b)

MECHANICS OF CONVERSION.

In order to effect a Conversion, a Holder shall: (x) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion (attached hereto) to the Company for the Common Stock and (y) surrender or cause to be surrendered the original certificates representing the Series D Stock being converted (the “Preferred Stock Certificates”), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Company or the transfer agent. The Company shall not be obligated to issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Company or the transfer agent as provided above, or the Holder notifies the Company or the transfer agent that such certificates have been lost, stolen or destroyed.

“Conversion Date” means the date specified in the Notice of Conversion in the form attached hereto, so long as the copy of the Notice of Conversion is faxed (or delivered by other means resulting in notice) to the Company before Midnight, Eastern U.S. time, on the Conversion Date indicated in the Notice of Conversion. If the Notice of Conversion is not so faxed or otherwise delivered before such time, then the Conversion Date shall be the date a Holder faxes or otherwise delivers the Notice of Conversion to the Company.

(i)

Delivery of Common Stock Upon Conversion.

Upon the surrender of Preferred Stock Certificates from a Holder of Series D Stock accompanied by a Notice of Conversion (attached hereto), the Company shall, no later than the second business day following the later of (a) the Conversion Date (hereinafter defined) and (b) the date of such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of indemnity (the “Delivery Period”), issue and deliver to the Holder (x) that number of shares of Common Stock issuable upon conversion of such shares of Series D Stock being converted and (y) a certificate representing the number of shares of Series D Stock not being converted, if any.

(ii)

Taxes.

The Corporation shall pay any and all taxes and all other reasonable expenses, which may be imposed upon it with respect to the issuance and delivery of the shares of Common Stock upon the conversion of the Series D Stock.

(iii)

No Fractional Shares.

If any conversion of Series D Stock would result in the issuance of a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion of the Series D Stock shall be the next higher whole number of shares.

(c)

PARTIAL CONVERSION.

In the event some but not all of the shares of Series D Stock represented by a certificate(s) surrendered by a holder are converted, the Company shall execute and deliver to or on the order of the holder, at the expense of the Company, a new certificate representing the number of shares of Series D Stock which were not converted.

(d)

RESERVATION OF COMMON STOCK.

The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series D Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series D Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series D Stock, in addition to such other remedies as shall be available to the holder of such Series D Stock, the Company shall take such corporate action as may, in the opinion of its counsel, be necessary to increase, and shall increase, its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

(e)

NO REISSUANCE OF SERIES D STOCK.

In the event any shares of Series D Stock shall be converted pursuant to this section or otherwise reacquired by the Company, the shares so converted or reacquired shall be canceled. The Articles of Incorporation of the Company may be appropriately amended from time to time to effect the corresponding reduction in the Company’s authorized capital stock.

(f)

In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of Series D Stock, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

(g)

The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Company upon conversion of any shares of Series D Stock; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Series D Stock in respect of which such shares are being issued.

(h)

All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Company, be validly issued, fully paid and nonassessable and free from all taxes (except income taxes), liens or charges with respect thereto.

No Redemption.

The shares of the Series D Convertible Preferred Stock are not redeemable.

Rank.

Except as specifically provided below, the Series D Convertible Preferred Stock shall, with respect to dividend rights, rights on liquidation, winding up and dissolution, rank senior to (i) all classes of Common Stock, $0.001 par value per share, of the Company (the “Common Stock”) and (ii) any class or series of capital stock of the Company hereafter created (unless, with the consent of the Holder(s) of Series D Convertible Preferred Stock).

Liquidation Preference

Except as otherwise provided by the Nevada Revised Statutes or elsewhere in this certificate, in the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, the holders of shares of the Series D Convertible Preferred Stock then outstanding shall be entitled to be paid, out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings, an amount equal to one dollar ($1.00) per share.

Dividends.

The holders of shares of Series D Convertible Preferred Stock shall not be entitled to receive any dividends.

Voting Rights.

The Holders of the Series D Convertible Preferred Stock have no voting power whatsoever, except as otherwise provided by the Nevada Revised Statutes, in this and in the below.

To the extent that under the Nevada Revised Statutes the vote of the Holders of the Series D Convertible Preferred Stock, voting separately as a class or series, as applicable, is required to authorize a given action of the Company, the affirmative vote or consent of the Holders of at least a majority of the shares of the Series D Convertible Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series D Convertible Preferred Stock (except as otherwise may be required under the Nevada Revised Statutes) shall constitute the approval of such action by the class. To the extent that under the Nevada Revised Statutes Holders of the Series D Convertible Preferred Stock are entitled to vote on a matter with Holders of Common Stock, voting together as one class, each share of Series D Convertible Preferred Stock shall be entitled to one (1) vote.

Protection Provisions

So long as any shares of Series D Convertible Preferred Stock are outstanding, the Company shall not, without first obtaining the approval (by vote or written consent, as provided by the Nevada Revised Statutes) of the Holders of at least a majority of the then outstanding shares of Series D Convertible Preferred Stock:

(a)

alter or change the rights, preferences or privileges of the Series D Convertible Preferred Stock;

(b)

alter or change the rights, preferences or privileges of any capital stock of the Company so as to affect adversely the Series D Convertible Preferred Stock;

(c)

create any new class or series of capital stock having a preference over the Series D Convertible Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company (as previously defined, “Senior Securities”);

(d)

create any new class or series of capital stock ranking pari passu with the Series D Convertible Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Company (as previously defined, “Pari Passu Securities”);

(e)

increase the authorized number of shares of Series D Convertible Preferred Stock;

(f)

issue any shares of Series D Convertible Preferred Stock other than pursuant to the Securities Purchase Agreement with the original parties thereto;

(g)

issue any additional shares of Senior Securities; or

(h)

redeem, or declare or pay any cash dividend or distribution on, any Junior Securities.

If holders of at least a majority of the then outstanding shares of Series D Convertible Preferred Stock agree to allow the Company to alter or change the rights, preferences or privileges of the shares of Series D Convertible Preferred Stock pursuant to subsection (a) above, then the Company shall deliver notice of such approved change to the Holders of the Series D Convertible Preferred Stock that did not agree to such alteration or change (the “Dissenting Holders”).

Merger, Consolidation, Etc.

(a)

If at any time or from time to time there shall be (i) a merger, or consolidation of the Company with or into another corporation, (ii) the sale of all or substantially all of the Company’s capital stock or assets to any other person, (iii) any other form of business combination or reorganization in which the Company shall not be the continuing or surviving entity of such business combination or reorganization, or (iv) any transaction or Series of transactions by the Company in which in excess of 50 percent of the Company’s voting power is transferred (each, a “Reorganization”), then as a part of such Reorganization, provision shall be made so that the holders of the Series D Convertible Preferred Stock shall thereafter be entitled to receive the same kind and amount of stock or other securities or property (including cash) of the Company, or of the successor corporation resulting from such Reorganization.

(b)

The provisions of this section are in addition to and not in lieu of any other provisions contained herein.

No Impairment.

The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series D Convertible Preferred Stock against impairment.

Lost or Stolen Certificates.

Upon receipt by the Company of (i) evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificate(s) and (ii) (y) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or (z) in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date.

ARTICLE 5

DIRECTORS

Section 5.1

Style of Governing Board. The members of the governing board of the Corporation shall be styled as Directors.

Section 5.2

Initial Board of Directors. The initial Board of Directors shall consist of one (1) Director.

Section 5.3

Names and Addresses. The names and addresses of the persons who are to serve as Directors until the first annual meeting of the shareholders, or until their successors shall have been elected and qualified, are as follows:

Troy Lyndon

25060 Hancock Avenue, Suite 103 Box 110

Murrieta, California 92562

Richard Knox, Sr.

25060 Hancock Avenue, Suite 103 Box 110

Murrieta, California 92562

Richard Knox, Jr.

25060 Hancock Avenue, Suite 103 Box 110

Murrieta, California 92562

Section 5.4

Increase or Decrease of Directors. The number of Directors of the Corporation may be increased or decreased from time to time as shall be provided in the Bylaws of the Corporation.

ARTICLE 6

DISTRIBUTIONS

Pursuant to NRS 78.288, the Corporation shall be entitled to make distributions to the fullest extent permitted by Nevada law. The board of directors may authorize and the corporation may make distributions to its shareholders in specific instances where the corporation’s total assets are less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

ARTICLE 7

RELEASE AND INDEMNIFICATION

To the fullest extent permitted by Nevada law, the Directors and officers of the Corporation shall be released from personal liability for damages to the Corporation or its shareholders. To the fullest extent permitted by Nevada law, the Corporation shall advance expenses to its Directors and officers to defend claims made against them because they were or are Directors or officers and shall indemnify its Directors and officers from liability for expenses incurred as a result of such claims. The Corporation may provide in its Bylaws that indemnification is conditioned on receiving prompt notice of the claim and the opportunity to settle or defend the claim.

ARTICLE 8

INCORPORATOR

The name and address of the incorporator of the Corporation is as follows:

Vcorp Services, LLC

Contact: Isaac Muller

20 Robert Pitt Drive, Suite 214

Monsey, NY 10952

Phone: 888-528-2677

EXECUTED this 23nd day of November, 2010.

/s/Isaac Muller, Incorporator

Appendix D

BY-LAWS

OF

LEFT BEHIND GAMES INC.

ARTICLE I.  NAME

SECTION 1.  The name of this corporation shall be LEFT BEHIND GAMES INC.

ARTICLE II.  SHAREHOLDERS

SECTION 1.  Annual Meeting.  The annual meeting of the shareholders shall be at the time and place designated by the Board of Directors, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting.  If the day fixed for the annual meeting shall be a legal holiday in the State of Nevada, such meeting shall be held on the next succeeding business day.  If the election of Directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as convenient.

SECTION 2.  Special Meeting.  Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by resolution of the Board of Directors or by the President at the request of the holders of not less than a majority of all the outstanding shares of the corporation entitled to vote on any issue proposed to be considered at the meeting, provided said shareholders sign, date and deliver to the corporate Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held.  Only business within the purpose or purposes described in the meeting notice required by Article II, Section 5 of these By-Laws may be conducted at a special shareholders meeting.  In addition, such meeting may be held at any time without call or notice upon unanimous consent of shareholders.

SECTION 3.  Place of Meeting.  The Board of Directors may designate any place, either within or without the State of Nevada unless otherwise prescribed by statute as the place of meeting for any annual meeting or for any special meeting of shareholders.  A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute, as the place for the holding of such meeting.  If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the corporation in the State of Nevada.

SECTION 4.  Notice of Meeting.  Written or printed notice stating the place, day and hour of the meeting shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, or the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid.  Notice of a special meeting shall include a description of the purpose or purposes for which the meeting is called.

SECTION 5.  Closing of Transfer Books or Fixing of Record Date.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the corporation may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, seventy (70) days.  If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.  In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any determination of shareholders, such date in any case to be not more than seventy (70) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.  If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

SECTION 6.  Shareholders' List.  After fixing a record date, the officer or agent having charge of the share ledger of the corporation shall prepare an alphabetical list of all persons entitled to notice and to represent shares at such meeting, or any adjournment thereof, and said list shall be arranged by voting group and shall show the address of and the number of shares held by each shareholder or representative.  The shareholders' list shall be available for inspection and copying during usual business hours by any shareholder beginning two (2) business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, at the corporation's principal office or at a place identified in the meeting notice.  Such list shall be available during the meeting and any shareholder, his agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment thereof.  The original stock transfer book shall be prime facia evidence as to who are the shareholders entitled to examine such list or transfer book or to vote at any meeting of shareholders.

SECTION 7.  Quorum.  A majority of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.  If less than a majority of the shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  At such adjourned meeting in which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.  The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

SECTION 8.  Proxies.  At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact.  Such proxy shall be filed with the Secretary of the corporation before or at the time of the meeting.

SECTION 9.  Voting of Shares.  Subject to the provisions of Section 12 of this Article II, each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.  The affirmative vote of a majority of the outstanding shares represented at a shareholders' meeting at which a quorum is present shall be the act of the shareholders of the corporation.

SECTION 10.  Voting of Share by Certain Holders.  Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the By-Laws of such corporation may preserve, or, in the absence of such provision, as the Board of Directors of such corporation may determine.

Shares held by an administrator, executor, guardian or conservatory may be voted by him either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Shares of its own stock belonging to the corporation or held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

SECTION 11.  Informal Action by Shareholders.  Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

SECTION 12.  Cumulative Voting.  Unless otherwise provided by law, at each election for Directors every shareholder entitled to vote, in person or by proxy, shall have the right to vote at such election the number of shares owned by him for as many persons as there are Directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such Directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

ARTICLE III.  BOARD OF DIRECTORS

SECTION 1.  General Powers.  The business and affairs of the corporation shall be managed by its Board of Directors except as otherwise herein provided.

SECTION 2.  Number, Tenure and Qualifications.  The number of Directors of the corporation shall be no less than one (1) person.  Each Director shall hold office until the next annual meeting of shareholders and until his successor shall have been elected and qualified.  Directors may be re-elected.  The Directors need not be a resident of this state or a shareholder.

SECTION 3.  Regular Meetings.  A regular meeting of the Board of Directors shall be held without other notice than this By-Law immediately after, and at the same place as the annual meeting of shareholders.  The Board of Directors may also provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

SECTION 4.  Special Meetings.  Special meetings of the Board of Directors may be called by or at the request of the President or any Director.  The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

SECTION 5.  Notice.  Notice of any special meeting shall be given at least five (5) days previously thereto by notice personally given or mailed to each Director at his business address, or by telegram.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid.  If notice be given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company.  Any Director may waive notice of any meeting.  The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened, and does not thereafter vote for or assent to action taken at the meeting.

SECTION 6.  Quorum.  A majority of the number of Directors fixed by Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than a majority is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

SECTION 7.  Manner of Acting.  The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act or the Board of Directors.

SECTION 8.  Compensation.  By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director.  No such payment shall preclude any Director from serving the corporation in any other capacity and receiving compensation therefore.

SECTION 9.  Presumption of Assent.  A Director of the corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the person acting as Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a Director who voted in favor of such action.

SECTION 10.  Informal Action by Board of Directors.  Unless otherwise provided by law, any action required to be taken at a meeting of the Directors, or any other action which may be taken at a meeting of the Directors, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by each director, and included in the minutes or filed with the corporate records reflecting the action taken.

ARTICLE IV.  OFFICERS

SECTION 1.  Number.  The officers of the corporation shall be a President, one or more Vice-Presidents and a Secretary, each of whom shall be elected by the Board of Directors.  Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors.

SECTION 2.  Election and Term of Office.  The officers of the corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders.  If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be.  Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until he shall resign or shall have been removed in the manner hereinafter provided.  The initial officers may be elected at the first meeting of the Board of Directors.

SECTION 3.  Removal.  Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment, the best interest of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

SECTION 4.  Vacancies.  A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filed by the Board of Directors for the unexpired portion of the term.

SECTION 5.  President.  The President shall be the principal executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the corporation.  He shall, when present, preside at all meetings of the shareholders and of the Board of Directors.  He may sign certificates for shares of the corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors, or by these By-Laws, to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

SECTION 6.  Vice-President.  The Board of Directors may determine when there is a need for a Vice-President or Vice- Presidents.  In the absence of the President or in event of his death, unavailability of or refusal to act, a Vice-President shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.  A Vice-President shall perform such other duties as from time to time may be assigned to him by the President or the Board of Directors.

SECTION 7.  Secretary.  The Secretary shall: (a) keep the minutes of the shareholders and of the Board of Directors meetings in one or more books provided for the purpose; (b) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized; (c) see that all notices are duly given in accordance with the provisions of these By-Laws or as required by law; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) have general charge of the stock transfer books of the corporation; (f) have charge and custody of and be responsible for all funds and securities of the corporation, receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such monies in the name of the corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article V of these By-Laws; and (g) in general perform all of the duties incident to the Office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.  If required by the Board of Directors, the Secretary shall give a bond for the faithful discharge of his duties in such sum with such surety or sureties as the Board of Directors shall determine.

SECTION 8.  Salaries.  The salaries, compensation and other benefits, if any, of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the corporation.

ARTICLE V.  CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION 1.  Contracts.  The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

SECTION 2.  Loans.  No loans shall be contracted on behalf of the corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors.  Such authority may be general or confined to specific instances.

SECTION 3.  Checks, Drafts, etc.  All checks, drafts, or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

SECTION 4.  Deposits.  All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VI.  CERTIFICATES FOR SHARES AND THEIR TRANSFER

SECTION 1.  Certificates for Shares.  Certificates representing shares of the corporation shall be in such form as shall be determined by the Board of Directors.  Such certificates shall be signed by the President and by the Secretary or by such other officers authorized by law and by the Board of Directors so to do.  All certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issuance, shall be entered on the stock transfer books of the corporation.  All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefore upon such terms and indemnity to the corporation as the Board of Directors may prescribe.

SECTION 2.  Transfer of Shares.  Transfer of shares of the corporation shall be made only on the stock transfer books of the corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation, and on surrender for cancellation of the certificate of such shares, and also, any transfer is subject to the limitations set forth in the Articles of Incorporation, reference to which is hereby made.  The person in whose name shares stand on the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

ARTICLE VII.  FISCAL YEAR

The fiscal year of the corporation shall begin on the 1st day of April and end on the 31st day of March in each year.

ARTICLE VIII.  DIVIDENDS

The Board of Directors may from time to time declare, and the corporation may pay dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

ARTICLE IX.  SEAL

The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the corporation and the state of incorporation and the words "Corporate Seal."

ARTICLE X.  WAIVER OF NOTICE

Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or Director of the corporation under the provisions of these By-Laws or under the provisions of the Articles of Incorporation, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

ARTICLE XI.  AMENDMENTS

These By-Laws may be altered, amended or repealed and new By-Laws may be adopted by a majority vote of the Board of Directors at any annual Board of Directors meeting or at any special Board of Directors meeting when the proposed amendment has been set out in the notice of such meeting.  These By-Laws may also be altered, amended or repealed by a majority vote of the shareholders notwithstanding that these By-Laws may also be amended or repealed by the Board of Directors.

***

Appendix E

Form for Demanding Payment by Dissenting Shareholder

The undersigned, a Dissenting Shareholder of the proposed Reincorporation by virtue of Left Behind Games Inc., a Washington corporation (the “Company”), merging into Left Behind Games Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Sub”), hereby demands payment for his/her shares of Common Stock of the Company and represents and certifies as to the following:

1.

He/She acquired his/her shares of Common Stock of the Company before November 29, 2010.

2.

He/She has received and read the Company’s Information Statement, dated November 29, 2010 (the “Information Statement”), pertaining to the Reincorporation.

3.

He /She has received and read the section and Annex B in the Information Statement pertaining to his/her rights of appraisal.

In Witness Hereof, the undersigned Dissenting Stockholder has executed this Form as of the date written below his/her signature.

DISSENTING SHAREHOLDER

Print Name: _______________________________

Signature: ________________________________

Date: ____________________________________

Social Security Number/EIN: _________________

Number of Shares Held: _____________________

If Shares are Held Jointly:

Print Name: ______________________________

Signature: ________________________________

Date: ____________________________________

Social Security Number/EIN: _________________

Number of Shares Held: _____________________

Number of Shares to Which Shareholder is asserting Dissenting Rights:

_______________________________________

Address to which Payment/Remaining Shares shall be mailed:

___________________________________

___________________________________

___________________________________

___________________________________

Telephone: __________________________

Email: ______________________________

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[     ]  Yes        [    ] No